Exhibit 10.2

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of December 21, 2022, is by and among Berkeley Lights, Inc., a Delaware corporation (“Parent”), Iceland Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), IsoPlexis Corporation, a Delaware corporation (the “Company”), and the Persons listed on the attached Schedule A who are signatories to this Agreement (each, a “Stockholder” and collectively, the “Stockholders”).

RECITALS

WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into an Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, as of the date of this Agreement, each Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock set forth next to such Stockholder’s name on Schedule A hereto, being all of the shares of Company Common Stock owned of record or beneficially by such Stockholder as of the date of this Agreement (collectively with respect to such Stockholder, the “Owned Shares” and, together with any additional shares of Company Common Stock or other voting securities of the Company of which such Stockholder acquires beneficial ownership after the date of this Agreement, including by purchase, as a result of a stock dividend, stock split, recapitalization, combination, consolidation, reclassification, exchange or change of such shares, or other similar transaction, or upon exercise or conversion of any securities (including any Company Stock Options, Company Restricted Shares or any other equity awards), such Stockholder’s “Covered Shares”);

WHEREAS, as a condition and inducement to the willingness of the Company, Parent and Merger Sub to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger and the Share Issuance, the Company, Parent, Merger Sub and the Stockholders are entering into this Agreement; and

WHEREAS, the Stockholders acknowledge that each of the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholders set forth in this Agreement and would not enter into the Merger Agreement if the Stockholders did not enter into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.
Certain Definitions. All capitalized terms that are used but not defined herein have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms have the following respective meanings:

(a)
“Permitted Liens” means Liens that would not reasonably be expected to interfere adversely with the performance by the applicable Stockholder of its obligations hereunder.

(b)
“Termination Date” means the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms or (iii) the date on which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Stockholders’ prior written consent, that (A) diminishes the Merger Consideration to be received by the stockholders of the Company, (B) changes the form of Merger Consideration payable to the stockholders of the Company, (C) extends the End Date or imposes any additional conditions to the consummation of the Merger or (D) affects any of the other material terms of Article II (The Merger), Section 6.02 (No Solicitation by the Company; Company Recommendation), Section 7.07 (Indemnification, Exculpation and Insurance), Section 7.09 (Certain Tax Matters), Article VIII (Conditions Precedent) or Article IX (Termination, Amendment and Waiver) of the Merger Agreement in a manner that is materially adverse to any of the Stockholders in their capacity as such.

(c)
A Person will be deemed to have effected a “Transfer” of a security if such Person, whether voluntarily or involuntarily, directly or indirectly (i) sells, pledges, encumbers, hypothecates, leases, assigns, gifts, grants an option with respect to, transfers, exchanges, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such security or any interest in such security, (ii) creates or permits to exist any Liens (other than Permitted Liens and restrictions on transfer imposed under applicable securities laws), (iii) deposits such security into a voting trust or enters into a voting agreement or arrangement or grants any proxy, power of attorney or other authorization with respect thereto that is inconsistent with this Agreement or (iv) enters into an agreement to take any of the actions referred to in the foregoing clauses (i) through (iii).

2.
Transfer Restrictions. From the date of this Agreement until the Termination Date, no Stockholder shall Transfer (or cause or permit the Transfer of) any of its Covered Shares except with Parent’s prior written consent. Notwithstanding anything to the contrary in this Agreement, this Section 2 shall not prohibit a Transfer of Covered Shares by a Stockholder to (i) any other Stockholder or (ii) any of its Affiliates or limited partners (including, for the avoidance of doubt, any distribution in kind to the limited partners) or, if the Stockholder is a natural person, to any member of the Stockholder’s immediate family or to a trust for the benefit of the Stockholder or any member of the Stockholder’s immediate family; provided that, in the case of this clause (ii), such a Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing (in form and substance reasonably satisfactory to Parent) to be bound by all of the obligations of the Stockholder under this Agreement with respect to such Covered Shares being Transferred. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2 shall be null and void and of no effect whatsoever. In furtherance of the foregoing, from the date of this Agreement until the Termination Date, no Stockholder shall make any demands to register any of its Covered Shares pursuant to the terms of that certain Sixth Amended and Restated Investors’ Rights Agreement, dated as of December 30, 2020, by and among the Company and the other parties thereto from time to time (as amended, restated, supplemented or otherwise modified from time to time, the “Investors’ Rights Agreement”).

3.
Agreement to Vote.

(a)
From the date of this Agreement until the Termination Date, at the Company Stockholder Meeting and any other meeting of the stockholders of the Company (and at every adjournment or postponement thereof) to vote on any matter contemplated by this Agreement, however called, or (if applicable) in connection with any written consent of the Company’s stockholders, each Stockholder shall unconditionally and irrevocably vote, or shall cause to be unconditionally and irrevocably voted, all its Covered Shares held at that time:

(i)
in favor of the adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement;

(ii)
in favor of the approval of any proposal to adjourn the meeting to a later date, if there is not a quorum or sufficient affirmative votes (in person or by proxy) to obtain the Company Stockholder Approval on the date on which such meeting is held;

(iii)
against any action or agreement that would reasonably be expected to result in the conditions of the Transactions not being fulfilled or a breach of a covenant, representation or warranty or any other material obligation or agreement of the Company contained in the Merger Agreement;

(iv)
against any action, proposal, transaction or agreement that would reasonably be expected to prevent or materially delay the consummation of the Transactions; and

(v)
against any Company Takeover Proposal.

(b)
From the date of this Agreement until the Termination Date, each Stockholder shall appear (in person, by proxy or by any other means permitted by the Company Bylaws) at each meeting of the stockholders of the Company, or adjournment or postponement thereof, to vote on any matter contemplated by this Agreement and shall cause all its Covered Shares to be counted as present thereat for purposes of calculating a quorum and shall vote all its Covered Shares in accordance with this Section 3.

(c)
Nothing in this Agreement, including this Section 3, limits or restricts (i) any Affiliate or designee of any Stockholder who serves as a member of the Company Board or (ii) any Stockholder serving as an officer in acting or voting in his or her capacity as a director of the Company or as an officer and exercising his or her fiduciary duties and responsibilities, it being understood that this Agreement applies to each Stockholder solely in its capacity as a stockholder of the Company and does not apply to any such actions, judgments or decisions as a director or officer of the Company, and such actions (or failures to act) shall not be deemed to constitute a breach of this Agreement.

(d)
In the event of a Company Adverse Recommendation Change made in compliance with the terms of the Merger Agreement, then during the pendency thereof, the aggregate number of shares that shall be considered Covered Shares hereunder shall be reduced (with such reduction applying to each Stockholder on a pro rata basis in accordance with each Stockholder’s relative Covered Shares and rounded up to the nearest whole Covered Share) without any action by the Company or the Stockholders such that the number of Covered Shares held, collectively, by all Stockholders shall represent in the aggregate (after such reduction) thirty percent (30%) of the total number of outstanding shares of Company Common Stock as of the time the applicable Company Notice of Recommendation Change is delivered by the Company to Parent.

4.
No Inconsistent Agreements.

Each Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Stockholder (i) has not entered into, and shall not enter into at any time prior to the Termination Date, any voting agreement or voting trust with respect to any of its Covered Shares and (ii) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any of its Covered Shares, in either case, that is inconsistent with such Stockholder’s obligations pursuant to this Agreement.

5.
Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent and Merger Sub, solely as to itself and not as to any other Stockholder or other Person, as follows:

(a)
Power; Organization; Binding Agreement. Such Stockholder has the power and authority (in the case of each Stockholder that is not a natural person) or capacity (in the case of each Stockholder that is a natural person) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. With respect to each Stockholder that is not a natural person, (i) the execution, delivery and performance by such Stockholder of this Agreement, and the consummation by such Stockholder of the transactions contemplated hereby, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or similar equivalent action on the part of such Stockholder and (ii) such Stockholder is duly organized, validly existing and in good standing under the applicable Law of its jurisdiction of formation. This Agreement has been duly executed and delivered by such Stockholder, and, assuming due authorization, execution and delivery by Parent and Merger Sub, this Agreement is enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)
No Conflicts. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which such Stockholder is a party or by which such Stockholder may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of such Stockholder, (iii) violate any applicable Law or Judgment or (iv) with respect to each Stockholder that is not a natural person, violate the organizational documents of such Stockholder, except for such consents, approvals, breaches, Liens or violations that would not, individually or in the aggregate, prevent or materially delay such Stockholder from performing his, her or its obligations under this Agreement.

(c)
Ownership of Covered Shares. Such Stockholder is the beneficial owner of such Stockholder’s Covered Shares. All such Stockholder’s Covered Shares are owned free and clear of any Liens other than Permitted Liens, and no Person has a right to acquire any of such securities, in each case other than pursuant to this Agreement, the Merger Agreement or the Investors’ Rights Agreement, under applicable federal or state securities laws or pursuant to any written policies of the Company only with respect to restrictions upon the trading of securities under applicable securities laws. As of the date of this Agreement, except as set forth on Schedule A, other than the Owned Shares, such Stockholder does not own beneficially or of record any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

(d)
Voting Power. Such Stockholder has the requisite voting power, power of disposition, power to issue instructions with respect to the matters set forth herein and power to agree to all of the matters set forth in this Agreement necessary to take all actions required under this Agreement, in each case with respect to all of the securities subject to this Agreement owned by such Stockholder, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and those arising under the terms of this Agreement.

(e)
Reliance by Parent and Merger Sub. Such Stockholder understands and acknowledges that each of the Company, Parent and Merger Sub is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(f)
Consents and Approvals. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not, require such Stockholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority, except in each case for filings with the SEC or where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings and notifications, would not, either individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations hereunder.

6.
Additional Covered Shares. Prior to the Termination Date, in the event that any Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional shares of Company Common Stock or other voting interests with respect to the Company, such shares of Company Common Stock or other voting interests will, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, the number of shares of Company Common Stock held by such Stockholder will be deemed amended accordingly, and such shares of Company Common Stock or voting interests will automatically become subject to the terms of this Agreement as Covered Shares.

7.
Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub hereby represent and warrant to the Stockholders as follows:

(a)
Authority; Binding Nature. Each of Parent and Merger Sub has all requisite power and authority to (i) execute and deliver this Agreement, (ii) perform its covenants and obligations hereunder and (iii) consummate the transactions contemplated hereby to be consummated by it. The execution and delivery of this Agreement by each of Parent and Merger Sub, the performance of each of their covenants and obligations hereunder and the consummation by each of them of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Parent and Merger Sub, and no additional actions are necessary to authorize (A) the execution and delivery of this Agreement by Parent or Merger Sub; (B) the performance by each of Parent and Merger Sub of its covenants and obligations hereunder; or (C) the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and (assuming due authorization, execution and delivery by the Stockholders) constitutes a valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except that such enforceability may be limited by the Bankruptcy and Equity Exception.

(b)
No Conflicts. None of the execution and delivery by each of Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its obligations hereunder or the consummation by each of Parent and Merger Sub of the transactions contemplated hereby will (i) require any consent or approval under, or result in a violation or breach of, any agreement to which Parent or Merger Sub is a party or by which Parent or Merger Sub may be bound, including any voting agreement or voting trust, (ii) result in the creation of any Lien on any of the assets or properties of Parent or Merger Sub, (iii) violate any applicable Law or Judgment or (iv) violate the organizational documents of Parent or Merger Sub.

8.
Spousal Consent. If a Stockholder is a married individual and any of its Owned Shares constitutes community property or otherwise needs spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Schedule B.

9.
[intentionally omitted]

10.
Stockholder Litigation. Each Stockholder agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, that may be brought against the Company, Parent, Merger Sub or any of their respective successors and assigns relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby; provided that this Section 10 shall not be deemed a waiver of any rights of the Stockholder or its Affiliates for any breach of this Agreement or the Merger Agreement by Parent, the Company or any of their respective Affiliates.

11.
No Solicitation. Each Stockholder shall not take any action that the Company would then be prohibited from taking under Section 6.02 of the Merger Agreement. Each Stockholder shall cease immediately and cause to be terminated any solicitations, encouragements, discussions and negotiations that commenced prior to the date of this Agreement with respect to any Company Takeover Proposal, or any inquiry, expression of interest, proposal, discussions, negotiations or offer that constitutes, or could reasonably be expected to lead to, a Company Takeover Proposal.  Nothing in this Section 11 shall be construed as prohibiting, or imposing any obligation on any Stockholder with respect to, any action (other than actions taken by or on behalf of such Stockholder) that is taken by any Person that is not a Stockholder.

12.
Termination. This Agreement and all rights and obligations of the parties hereunder will terminate and have no further force or effect as of the Termination Date; provided that this Section 12 and Section 13 shall survive the termination of this Agreement. Notwithstanding the foregoing, nothing set forth in this Section 12 or elsewhere in this Agreement relieves any party hereto from liability, or otherwise limits the liability of any party hereto, for any willful and material breach of this Agreement prior to such termination.

13.
Miscellaneous.

(a)
Severability. If any term, provision, covenant or restriction of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal, void or unenforceable in any respect by a court of competent jurisdiction or other Governmental Authority, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a holding, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner, in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(b)
Assignment. Except in connection with a Transfer of any Covered Shares in accordance with Section 2, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties and any purported assignment in violation hereof shall be null and void ab initio. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

(c)
Amendment and Modification; Waiver. This Agreement may be amended or modified only if such amendment or modification is in writing and is signed by each party to this Agreement. Any failure of any of the parties to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by any of the parties entitled to the benefit thereof only by a written instrument signed by each such party granting such waiver. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law or in equity.

(d)
Specific Performance. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which the parties are entitled at law or in equity, (i) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief, to prevent breaches or threatened or anticipated breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the courts described in Section 13(h), without proof of damages or otherwise, and (ii) the right of specific performance is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent, Merger Sub or any of the Stockholders would have entered into this Agreement. Each of the parties agrees that it waives the defense of adequacy of a remedy at law and will not oppose the granting of an injunction or injunctions, specific performance or other equitable relief on the basis that (A) the other parties have an adequate remedy at law or (B) an award of an injunction, specific performance or other equitable relief is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13(d) shall not be required to provide any bond or other security in connection with any such order or injunction.

(e)
Notices. All notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) on the next Business Day if transmitted by national overnight courier (with confirmation of delivery) or (iii) on the date transmitted if sent by email (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 13(e)):

If to Northpond Ventures, LP, Northpond Capital, LP, SMC Growth Capital Partners II, LP, SMC Private Equity Holdings, LP, SMC Holdings II, LP or Connecticut Innovations, Incorporated:

Northpond Ventures, LP
Northpond Capital, LP
7500 Old Georgetown Road, Suite 850
Bethesda, MD, 20814
Attention:
Patrick Smerkers, Senior Vice President, Finance and Operations
Paul Hodgdon, General Counsel
Email:

SMC Growth Capital Partners II, LP
SMC Private Equity Holdings, LP
SMC Holdings II, LP
650 Madison Avenue, 20th Floor
New York, NY, 10022
Attention:
Gregory P. Ho, Managing Member
Tara Sharp, General Counsel
Email:

Connecticut Innovations, Incorporated
470 James Street, Suite 8
New Haven, CT 06513
Attention:
Matthew Storeygard
Email:

with a copy (which will not constitute notice or service of process) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
1250 Broadway, 23rd Floor
New York, NY 10001
Attention:
Brian Snyder
Email:
bsnyder@gunderson.com

If to North Sound Trading, LP,

Brian P Miller and Giovanna R Miller, JTWROS,

The Miller Family 2011 Trust or Brian Paul Miller:

North Sound Trading, LP
Brian P Miller and Giovanna R Miller, JTWROS
The Miller Family 2011 Trust

Brian Paul Miller
c/o North Sound Trading, LP
115 East Putnam Ave
Greenwich CT, 06830
Attention:
Brian Miller
Email:

If to Perceptive Life Sciences Master Fund, Ltd., Perceptive Credit Holdings III, LP or PCOP EQ AIV III, LP:

Perceptive Life Sciences Master Fund, Ltd.
Perceptive Credit Holdings III, LP
PCOP EQ AIV III, LP
c/o Perceptive Advisors
51 Astor Place
10th Floor
New York, NY 10003
Attention:
COO
Email:

with a copy (which will not constitute notice or service of process) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Attention:
Michael R. Flynn
Email:
Michael.flynn@srz.com

If to Rong Fan:

Rong Fan
20 Hidden Place
Cheshire, CT 06410
Attention:
Rong Fan
Email:

If to Sean Mackay:

Sean Mackay
PO Box 491763
Los Angeles, CA 90049
Attention:
Sean Mackay
Email:

with a copy (which will not constitute notice or service of process) to:

Wiggin and Dana LLP
One Century Tower
265 Church Street, 17th Floor
New Haven, CT 06510
Attention:
Evan S. Kipperman
Email:
Ekipperman@wiggin.com

If to Parent or Merger Sub, to:

Berkeley Lights, Inc.
5858 Horton Street, Suite 320
Emeryville, CA 94608
Attention:
Scott Chaplin
Email:

with a copy (which will not constitute notice or service of process) to:

Freshfields Bruckhaus Deringer US LLP
601 Lexington Avenue, 31st Floor
New York, NY 10022
Attention:
Damien R. Zoubek
Oliver J. Board
Email:
damien.zoubek@freshfields.com
oliver.board@freshfields.com

If to any Stockholder or to the Company, to:

IsoPlexis Corporation
35 NE Industrial Road
Branford, CT 06405
Attention:
Richard W. Rew II
Email:

with a copy (which will not constitute notice or service of process) to:

Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention:
Richard Hall
Andrew C. Elken
Email:
rhall@cravath.com
aelken@cravath.com

Notwithstanding anything in this Agreement to the contrary, any notice given in accordance with the foregoing clauses (i) or (ii) of this Section 13(e) shall only be effective if a duplicative copy of such notice is also given by email in the method described in this Section 13(e).

(f)
No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto (and their respective successors and permitted assigns) any rights (legal, equitable or otherwise) or remedies, whether as third‑party beneficiaries or otherwise.

(g)
Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.

(h)
Jurisdiction. All Actions arising out of or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Action arising out of or relating to this Agreement or the Transactions in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware), except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 13(h) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 13(e) of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(i)
WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 13(i).

(j)
Rules of Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of such counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to in this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto.

(k)
Entire Agreement. This Agreement, taken together with the Schedules attached hereto and the Merger Agreement to the extent referenced herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect thereto. For the avoidance of doubt, each Stockholder agrees that it will not claim that such Stockholder or any of its Affiliates has registration or similar rights under the Investors’ Rights Agreement following the Effective Time.

(l)
Interpretation. The rules of interpretation set forth in Section 1.03 of the Merger Agreement shall apply to this Agreement, mutatis mutandis.

(m)
Expenses. Except as otherwise expressly provided in this Agreement or the Merger Agreement, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such fees or expenses.

(n)
No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made against, the entities that are expressly identified as parties hereto and no former, current or future equity holders, controlling persons, directors, officers, employees, agents or Affiliates of any party hereto or any former, current or future stockholder, controlling person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith.

14.
Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto, it being understood and agreed that all parties hereto need not sign the same counterpart. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

15.
Stockholder Obligations Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Further, Parent and Merger Sub each agrees that no Stockholder will be liable for any claims, losses, damages, liabilities or other obligations resulting from Parent or Merger Sub’s breach of the Merger Agreement.

16.
No Ownership Interest. Each Stockholder has agreed to enter into this Agreement and act in the manner specified in this Agreement for consideration. Except as expressly set forth in this Agreement, all rights and all ownership and economic benefits of and relating to a Stockholder’s Covered Shares will remain vested in and belong to such Stockholder, and nothing herein will, or will be construed to, grant Parent or Merger Sub any power, sole or shared, to direct or control the voting or disposition of any of such Covered Shares. Nothing in this Agreement will be interpreted as creating or forming a “group” with any other Person, including other holders listed on Schedule A, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BERKELEY LIGHTS, INC.
/s/ Siddhartha Kadia
Name:	Siddhartha Kadia
Title:	Chief Executive Officer

ICELAND MERGER SUB INC.
/s/ Scott Chaplin
Name:	Scott Chaplin
Title:	President
[Signature Page to Voting Agreement]

ISOPLEXIS CORPORATION
/s/ Richard W. Rew II
Name:	Richard W. Rew II
Title:	Senior Vice President, General Counsel & Secretary
[Signature Page to Voting Agreement]

NORTHPOND VENTURES, LP
/s/ Paul Hodgdon
Name:	Paul Hodgdon
Title:	Authorized Signatory

NORTHPOND CAPITAL, LP
/s/ Paul Hodgdon
Name:	Paul Hodgdon
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

SMC Growth Capital Partners II, LP By: SMC Growth Capital II GP, LLC, its general partner
By:	/s/ Tara Sharp
Name:	Tara Sharp
Title:	General Counsel

SMC Private Equity Holdings, LP By: SMC Private Equity Holdings G.P., LLC, its general partner
By:	/s/ Tara Sharp
Name:	Tara Sharp
Title:	General Counsel

SMC Holdings II, LP By: SMC Holdings II G.P., LLC, its general partner
By:	/s/ Tara Sharp
Name:	Tara Sharp
Title:	General Counsel
[Signature Page to Voting Agreement]

CONNECTICUT INNOVATIONS, INCORPORATED
By:	/s/ Matthew Storeygard
Name:	Matthew Storeygard
Title:	Senior Managing Director
[Signature Page to Voting Agreement]

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.
By: Perceptive Advisors, LLC
By:	/s/ James H. Mannix
Name:	James H. Mannix
Title:	COO

PERCEPTIVE CREDIT HOLDINGS III, LP
By: Perceptive Credit Opportunities GP, LLC, its general partner
By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager
[Signature Page to Voting Agreement]

PCOF EQ AIV III, LP
By: PCOF EQ AIV GP, LLC, its general partner
By:	/s/ Sandeep Dixit
Name:	Sandeep Dixit
Title:	Chief Credit Officer

By:	/s/ Sam Chawla
Name:	Sam Chawla
Title:	Portfolio Manager
[Signature Page to Voting Agreement]

BRIAN PAUL MILLER
By:	/s/ Brian P. Miller
Name:	Brian P. Miller
[Signature Page to Voting Agreement]

NORTH SOUND TRADING, LP
By:	/s/ Brian P. Miller
Name:	Brian P. Miller
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

BRIAN P. MILLER AND GIOVANNA R. MILLER, JTWROS
By:	/s/ Brian P. Miller
Name:	Brian P. Miller
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

THE MILLER FAMILY 2011 TRUST
By:	/s/ Giovanna R. Miller
Name:	Giovanna R. Miller
Title:	Authorized Signatory
[Signature Page to Voting Agreement]

RONG FAN
By:	/s/ Rong Fan
Name:	Rong Fan
[Signature Page to Voting Agreement]

SEAN MACKAY
By:	/s/ Sean Mackay
Name:	Sean Mackay
[Signature Page to Voting Agreement]

Schedule A

Stockholder Name	Owned Shares*
Northpond Ventures, LP	6,727,570
Northpond Capital, LP	2,080,961
SMC Growth Capital Partners II, LP	3,726,732
SMC Private Equity Holdings, LP	2,270,287
SMC Holdings II, LP	67,642
Connecticut Innovations, Incorporated	2,731,449
North Sound Trading, LP	1,243,987
Brian P Miller and Giovanna R Miller, JTWROS	1,660,995
The Miller Family 2011 Trust	549,436
Brian Paul Miller Roth Contributory IRA	190,000
Perceptive Life Sciences Master Fund, Ltd	3,554,587
Perceptive Credit Holdings III, LP(1)	335,962
PCOF EQ AIV III, LP	204,949
Rong Fan(2)	981,600
Sean Mackay(3)	914,366

(1) In addition to the above, Perceptive Credit Holdings III, LP holds warrants exercisable for 811,374 shares of Company Common Stock.

(2) In addition to the above, Rong Fan holds options exercisable for 100,000 shares of Company Common Stock.

(3) In addition to the above, Sean Mackay holds options exercisable for 1,430,542 shares of Company Common Stock.

*If any additional shares of Company Common Stock are owned by any of the Stockholders as of the date of this Agreement, such shares shall be automatically deemed to be “Owned Shares” notwithstanding the contents of this Schedule A.

Schedule B

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of                  and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), entered into as of December 21, 2022, by and among Berkeley Lights, Inc., a Delaware corporation (“Parent”), Iceland Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent, IsoPlexis Corporation, a Delaware corporation, the undersigned’s spouse and the other persons listed on Schedule A to the Agreement who are signatories thereto. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of the undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: December , 2022
Name: